UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 19, 2009
Date of Report (Date of earliest event reported)

INPLAY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-15069	88-0308867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13845 North Northsight Boulevard Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(480) 586-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 19, 2009, the Compensation Committee and the Board of Directors of InPlay Technologies, Inc. modified payment of director fees to include quarterly stock option grants of 5,000 shares toward quarterly compensation and accrual of the remaining compensation until such time as the Company has obtained additional funding. Option grants will be priced on the last day of the 2nd month of each quarter. Directors are also reimbursed for expenses incurred in attending meetings and carrying out duties as Board and committee members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InPlay Technologies, Inc. (Registrant)

Date: January 23, 2009	By:	/s/ Mark R. Sokolowski
Mark R. Sokolowski
Chief Financial Officer